SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: August 7, 2002
(Date of earliest event reported)

Dominion Resources, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	1-8489 (Commission File Number)	54-1229715 (I.R.S. Employer Identification No.)

120 Tredegar Street
Richmond, Virginia 23219-3932
(804) 819-2000
(Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure

On August 7, 2002, Dominion Resources, Inc.'s principal executive officer and principal financial officer signed certification statements in accordance with Securities and Exchange Commission Order No. 4-460. Copies of the certifications are attached as Exhibits 99.1 and 99.2 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Patricia A. Wilkerson
Patricia A. Wilkerson Vice President and Corporate Secretary

Date: August 7, 2002

Exhibit Index

Exhibit Number	Exhibit Descripton

99.1	Statement Under Oath of Principal Executive Officer dated August 7, 2002 (filed herewith).
99.2	Statement Under Oath of Principal Financial Officer dated August 7, 2002 (filed herewith).